                                                                EXHIBIT 10.11




                       FIRST AMENDMENT TO LEASE AGREEMENT

THIS FIRST AMENDMENT TO LEASE AGREEMENT (the "First Amendment") is made and entered into between Crescent Forum Partnership, an Arkansas general partnership ("Lessor") and The Restaurant Company, a Delaware corporation ("Lessee").

                                R E C I T A L S:

        A. The Crescent Center, Ltd., a Tennessee limited partnership ("Crescent Ltd."), as landlord, and Perkins Restaurants Operating Company, L.P., a Delaware limited partnership ("Perkins L.P."), as tenant, entered into a certain Standard Commercial Lease (the "Lease Agreement") dated January 18, 1988, demising certain premises described in the Lease Agreement and being located in the office building known as "Crescent Center", 6075 Poplar Avenue, Memphis, Shelby County, Tennessee (the "Building").

        B. The Lease Agreement was amended by Modification and Ratification of Lease executed by and on behalf of Crescent Ltd. and Perkins L.P. as of May 17, 1988 ( the "First Modification").

        C. All right, title and interest of Crescent Ltd. in, to and under the Lease Agreement and the First Modification was heretofore acquired by The Travelers Insurance Company, a Connecticut corporation ("Travelers"), from Crescent Ltd.

        D. The Lease Agreement was further amended by Modification and Ratification of Lease executed by and on behalf of Travelers and Perkins L.P. as of December 21, 1992 (the "Second Modification") and by Modification and Ratification of Lease executed by and on behalf of Travelers and Perkins L.P. as of August 13, 1993 (the "Third Modification").

        E. All right, title and interest of Travelers in, to and under the Lease Agreement, the First Modification, the Second Modification, and the Third Modification was heretofore acquired by Crescent Center of Delaware Limited Partnership, a Delaware limited partnership ("Crescent Delaware L.P.").

        F. The Lease Agreement was further amended by Modification and Ratification of Lease executed by and on behalf of Crescent Delaware L.P. and Perkins L.P. as of August 18, 1994 (the "Fourth Modification").

        G. The Lease Agreement, the First Modification, the Second Modification, the Third Modification and the Fourth Modification are hereinafter collectively referred to as the "Lease".

        H. All right, title and interest of Crescent Delaware, L.P. in, to and under the Lease was heretofore acquired by Lessor from Crescent Delaware L.P.

        I. Lessee heretofore succeeded to the interest of Perkins L.P. in, to and under the Lease.

        J. Lessor and Lessee desire to renew and further amend the Lease and extend the term thereof upon the terms, covenants and conditions hereinafter set forth.

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Amendment to Lease Agreement


        NOW, THEREFORE, for and in consideration of the premises, as set forth in the Recitals hereinabove, One Dollar ($1.00) cash in hand paid, and other good and valuable considerations, the receipt and sufficiency of all of which is hereby acknowledged, Lessor and Lessee agree as follows:

1. CONFIRMATION AND RATIFICATION OF LEASE. Lessor and Lessee hereby confirm and ratify, except as expressly modified below, all of the terms, conditions and covenants of the Lease.

2. WARRANTY OF POSSESSION. Lessee warrants that Lessee has accepted and is now in possession of the leased premises and that the Lease is valid and presently in full force and effect.

3. LEASED PREMISES. Paragraph 2 of the Fourth Modification is hereby amended to provide that effective as of June 1, 2003, the leased premises shall be reduced from 53,340 rentable square feet to 50,423 rentable square feet and shall thereafter be composed of all rentable square feet of area located on the eighth (8th) floor of the Building and that portion of the rentable square feet of area located on the seventh (7th) floor of the Building which is shown on the floor plan which is attached as Exhibit "A" hereto and made a part hereof for all purposes.

4. TERM. Lessor and Lessee agree that the term of this Lease shall be extended for one hundred-twenty (120) months so that the expiration date shall be changed from May 31, 2003 to May 31, 2013. Paragraph 1 of the Second Modification is hereby amended accordingly.

5. BASE RENT. Effective June 1, 2003 the base rent for the leased premises shall be payable by Lessee to Lessor in accordance with the following schedule:


        LEASE YEARS                      MONTHLY BASE RENT          ANNUAL BASE RENT
        -----------                      -----------------          ----------------
        June 1, 2003 - May 31, 2004      $ 88,240.25 per month      $1,058,883.00 per year
        June 1, 2004 - May 31, 2005      $ 90,005.05 per month      $1,080,060.60 per year
        June 1, 2005 - May 31, 2006      $ 91,811.88 per month      $1,101,742.56 per year
        June 1, 2006 - May 31, 2007      $ 93,660.72 per month      $1,123,928.64 per year
        June 1, 2007 - May 31, 2008      $ 95,551.58 per month      $1,146,618.96 per year
        June 1, 2008 - May 31, 2009      $ 97,442.44 per month      $1,169,309.28 per year
        June 1, 2009 - May 31, 2010      $ 99,375.33 per month      $1,192,503.96 per year
        June 1, 2010 - May 31, 2011      $101,350.22 per month      $1,216,202.64 per year
        June 1, 2011 - May 31, 2012      $103,367.15 per month      $1,240,405.80 per year
        June 1, 2012 - May 21, 1013      $105,426.08 per month      $1,265,112.96 per year


6. OPERATING EXPENSES. Effective June 1, 2003, the Lease is modified by deleting Paragraph 6 of the Second Modification and the first sentence of Section 2.02 Operating Expenses and substituting in lieu thereof the following:

              In the event Lessor's operating expenses for the Building and/or project of which the leased premises are a part shall, in any calendar year during the term of this Lease exceed, the operating expenses paid in calendar year 2003, Lessee agrees to pay as additional rent Lessee's pro rata share of such excess operating expenses.

              Lessor hereby agrees that Lessee shall not be required to pay its prorata share of increases in operating expenses which exceed ten percent (10%) per annum compounded annually during the term of this Lease.

7. TENANT IMPROVEMENTS. Lessor agrees to provide Lessee with a tenant improvement allowance (the "Allowance") of $7.00 per rentable square foot to be applied to the cost of constructing

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Page 3 of 3
Amendment to Lease Agreement


        tenant improvements (the "Tenant Improvements") during the first year of the renewal term of this Lease. Any unused portion of the Allowance may be applied as a credit toward Tenant's rent. All costs of the Tenant Improvements that exceed the Allowance shall be the responsibility of Lessee and shall be paid directly to Lessor within thirty (30) days after completion of such Tenant Improvements. Any such amounts payable by Lessee which are not paid within thirty (30) days after the due date will have interest added to the unpaid principal balance at the rate of one and one-half percent (1 1/2%) per month until payment, including any added interest, is received in full by Lessor. Any such Tenant Improvements shall be constructed by contractors and subcontractors approved in writing by Lessor and in accordance with plans and specifications to be provided by Lessee and to be approved in writing by Lessor prior to commencement of construction of such Tenant Improvements. Notwithstanding the foregoing, only one-half (1/2) of the cost of constructing a new demising wall (exclusive of wall finishes) on the seventh (7th) floor of the Building (the "New Demising Wall"), as a part of the Tenant Improvements and in connection with the reduction in the number of rentable square feet of the leased premises as described in Paragraph 3 hereinabove, shall be paid from the Allowance. The other one-half of the cost of constructing the New Demising Wall (exclusive of wall finishes) shall be paid by Lessor. The cost of wall finishes on the New Demising Wall shall be borne solely by Lessee. Lessor shall, at Lessor's sole cost and expense, remodel the restrooms located on the eighth (8th) floor of the Building in a manner consistent with the remodeling of the other restrooms located within the common areas of the Building (the "Lessor Improvements"). The Lessor Improvements shall not be included as a part of the Tenant Improvements, and no portion of the Allowance shall be applied to the cost of constructing the Lessor Improvements. The Lessor at its sole expense shall replace the existing sign in front of the Building that identifies the Lessee as a tenant of the Building with new identification of similar size containing the name of Lessee and its business logo. Lessee shall provide Lessor with all necessary artwork and shall have the right to approve the final drawings for such sign.

8. RIGHT OF FIRST REFUSAL SPACE. If Lessee is not in default of any terms, covenants or conditions of this Lease, then Lessee, but not any assignee or sublessee of Lessee, shall have a right of first refusal to lease any space located on the sixth (6th), seventh (7th), or ninth (9th) floors of the Building (the "ROFR Space"), if and as such space becomes vacant and available for lease from time to time, only upon the following terms and conditions:

        (a) The period of this right of first refusal shall begin on June 1, 2003, and shall expire on May 31, 2013, except to the extent that this right of first refusal is terminated earlier in accordance with the provisions of this Paragraph 8;

        (b) During the aforedescribed period of this right of first refusal, Lessor shall have the right to market the ROFR Space and solicit offers from third-parties to lease all or any part of the ROFR Space for such a term and upon such other terms and conditions as may be satisfactory to the Lessor;

        (c) If Lessor receives an offer from a third-party to lease all or any part of the ROFR Space, Lessor shall give a written notice ("Offer Notice") of such offer to Lessee specifying in reasonable detail the material terms and conditions of such third-party's offer, including a description of the particular ROFR Space proposed to be leased, the base rental rate (on a rentable per square foot basis), the operating expense stop, the dollar amount of any free rent or any other rent concessions, the dollar amount of any allowance for construction of leasehold improvements and tenant finish, and any other terms and conditions of such offer deemed by Lessor to be material. The Offer Notice shall be substantially similar to the form of Offer Notice attached hereto as Exhibit "D". Within ten (10) business days after receipt of such Offer Notice, Lessee

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Page 4 of 4
Amendment to Lease Agreement

        shall notify Lessor in writing if Lessee wishes to exercise the right so first refusal granted by this Paragraph 8. If Lessee does not exercise its right of first refusal by giving such notice within said ten (10) business day period, then the right of first refusal as to the ROFR Space described in the Offer Notice shall terminate and Lessor may lease such ROFR Space to such third-party upon the terms and conditions specified in the Offer Notice. If Lessee exercises its right of first refusal by giving of written notice to Lessor within said ten (10) business day period, Lessee shall within fourteen (14) business days after the giving of such notice, execute and deliver to Lessor either an amendment of this Lease to include the ROFR Space, as described in the Offer Notice, as part of the leased premises, or a new lease on Lessor's then standard office lease form for the same term, at the same base rental rate, and upon the other material terms and conditions of the third-party's offer, as set forth in the Offer Notice. If Lessee does not execute and deliver such amendment of this Lease or such new lease within said fourteen (14) business day period, Lessee's right of first refusal shall terminate (not subject to any right of reinstatement) and Lessor may lease such ROFR Space to any third party upon such terms as may be acceptable to Lessor in its sole and absolute discretion;

        (d) Notwithstanding the provisions of the fourth sentence of Subparagraph 8 (c) hereinabove, in the event the ROFR Space described in the Offer Notice is not leased to such third-party, on the material terms and conditions as were contained in the Offer Notice, within sixty
        (60) days after expiration of the ten (10) business day period for Lessee's exercise of the right of first refusal, the right of first refusal shall be automatically reinstated upon the same terms and conditions as set forth in this Paragraph 8; provided, however, Lessee shall have no right to reinstatement of its right of first refusal if such right has terminated because Lessee has failed to execute an amendment of this Lease or a new lease within the fourteen (14) business day period (as described in Subparagraph 8 (c) hereinabove, without regard to when such termination has occurred during the term of this Lease;

        (e) Anything herein contained to the contrary notwithstanding, the ROFR Space shall not include any space which is subject to any renewal option, expansion option, right of first refusal, right of first offer, or similar right of any tenant of space of the sixth (6th), seventh
        (7th), or ninth (9th) floors of the Building (i) under any lease existing as of the date of this First Amendment, or (ii) under any lease executed after the date of this First Amendment with regard to space for which Lessee's right of first refusal terminated in accordance with the provisions of Paragraph 8 (c) hereinabove.

9. BROKERAGE. Lessor and Lessee each warrants to the other that it has not dealt with any broker or agent in connection with the negotiation or execution of this First Amendment to Lease other than CB Richard Ellis pursuant to a separate agreement. Lessee shall indemnify Lessor against all costs, expenses, attorney's fees, and other liability for commissions or other compensation claimed by any broker or agent claiming the same by, through, or under Lessee.

10. RATIFICATION; DEFINITION OF TERMS. Lessee hereby ratifies and confirms its obligations under the Lease and represents and warrants to Lessor that it has no defenses thereto. Additionally, Lessee further confirms and ratifies that, as extended hereby, (a) the Lease is and shall remain in good standing and in full force and effect and (b) Lessee has no claims, counterclaims, set-offs or defenses against Lessor arising out of the Lease or in any way relating thereto or arising out of any other transaction between Lessor or Lessee. Any terms not expressly herein defined shall be given the meanings assigned to them in the Lease.

11. BINDING EFFECT; GOVERNING LAW. Except as expressly modified hereby, the Lease shall govern Lessee's lease of the leased premises. This First Amendment shall be binding upon Lessor and

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Page 5 of 5
Amendment to Lease Agreement


        Lessee and their respective successors and assigns. If any inconsistency exists or arises between the terms of and the terms of the Lease, the terms of this First Amendment shall prevail. The laws of the State in which the leased premises are located shall govern this First Amendment.

12. DELETED PROVISIONS. Any provisions of the Lease which were applicable to Lessee's occupancy prior to the renewal of the term herein provided and which were heretofore fully performed are hereby now deleted from the Lease. Except as expressly modified hereinabove, all terms, conditions and covenants of the Lease shall remain unchanged and in full force and effect.

13. COUNTERPARTS. This First Amendment may be executed in multiple counterparts, each of which shall constitute an original, but all of which shall constitute one document.


     EXECUTED as of the ______ day of ________________________, 2002


     LESSOR:                                    LESSEE:

     CRESCENT FORUM PARTNERSHIP,                THE RESTAURANT COMPANY,
     an Arkansas general partnership            a Delaware corporation

     BY:    Cooper Realty Investments,
            Inc., an Arkansas corporation,
            its managing partner

     By:                                        By:
            -----------------------------             --------------------------

     Name:                                      Name:
            -----------------------------             --------------------------

     Title:                                     Title:
            -----------------------------             --------------------------

Page 6 of 6
Amendment to Lease Agreement











                                    EXHIBIT A

                                    PREMISES

Page 7 of 7
Amendment to Lease Agreement







                                    EXHIBIT B

                                      PLANS

                                     [NONE]

Page 8 of 8
Amendment to Lease Agreement







                                    EXHIBIT C

                                   ROFR SPACE

                                     [NONE]

Page 9 of 9
Amendment to Lease Agreement



                                    EXHIBIT D

                                  OFFER NOTICE


[Insert Date of Notice]



BY TELECOPY AND FEDERAL EXPRESS

[TENANT'S ADDRESS]

---------------------------------

---------------------------------

---------------------------------

         Re: Lease Agreement (the "Lease") dated _____________, 20___, between Crescent Forum Partnership, an Arkansas general partnership ("Landlord"), and _____________________, a
                  ___________________ ("Tenant"). Capitalized terms used herein but not defined shall be given the meanings assigned to them in the Lease.

Ladies and Gentlemen:

         Pursuant to the Right of First Refusal attached to the Lease, enclosed please find an Offer Notice on Suite ______. The basic terms and conditions are as follows:

LOCATION:
                      -------------------------------------------------
SIZE:                            rentable square feet
                      ----------
BASIC RENT RATE:      $______ per month

TERM:
                  -----------------------------------------------------
IMPROVEMENTS:
                      -------------------------------------------------
COMMENCEMENT:
                      -------------------------------------------------
PARKING TERMS:
                      -------------------------------------------------
OTHER MATERIAL TERMS:
                      -------------------------------------------------

         Under the terms of the Right of First Refusal, you must exercise your rights, if at all, as to the ROFR Space on the depiction attached to this Offer Notice within ______ (____) days after Landlord delivers such Offer Notice. Accordingly, you have until 5:00 p.m. local time on _______________, [20___] to exercise your rights under the Right of First Refusal and accept the terms as contained herein, failing which your rights under the Right of First Refusal shall terminate and Landlord shall be free to lease the ROFR Space to any third party. If possible, any earlier response would be appreciated. Please note that your acceptance of this Offer Notice shall be irrevocable and may not be rescinded.

         Upon receipt of your acceptance herein, Landlord and Tenant shall execute an amendment to the Lease memorializing the terms of this Offer Notice including the inclusion of the ROFR Space in the Premises; provided, however, that the failure by Landlord and Tenant to execute such amendment shall not affect the inclusion of such ROFR Space in the Premises in accordance with this Offer Notice.

         THE FAILURE TO ACCEPT THIS OFFER NOTICE BY (1) DESIGNATING THE "ACCEPTED" BOX, AND (2) EXECUTING AND RETURNING THIS OFFER NOTICE TO LANDLORD WITHOUT MODIFICATION WITHIN SUCH TIME PERIOD SHALL BE DEEMED A WAIVER OF TENANT'S RIGHTS UNDER THE RIGHT OF FIRST REFUSAL, AND TENANT SHALL HAVE NO FURTHER RIGHTS TO THE ROFR SPACE. THE FAILURE TO EXECUTE

Page 10 of 10
Amendment to Lease Agreement


THIS LETTER WITHIN SUCH TIME PERIOD SHALL BE DEEMED A WAIVER OF THIS OFFER
NOTICE.

         Should you have any questions, do not hesitate to call.

Sincerely,

--------------------------------

--------------------------------

--------------------------------

[please check appropriate box]

ACCEPTED
         ------
REJECTED
         ------

[TENANT'S SIGNATURE BLOCK]

By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------
Date:
         --------------------------------------------

Enclosure [attach depiction of ROFR Space]